Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, New York 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Sunnova Energy Corporation (the “Originator”) Sunnova Sol VII Depositor, LLC (the “Depositor”) 20 East Greenway Plaza #540 Houston, Texas 77046	12 July 2024

Re:    Sunnova Sol VII Issuer, LLC (the “Issuer”)
    Solar Asset Backed Notes, Series 2024-2 (the “Notes”)
    Sample Solar Asset Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Originator, Depositor and ATLAS SP Securities, a division of Apollo Global Securities, LLC (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of photovoltaic systems installed on residential properties and the related customer agreements (the “Solar Assets”) relating to the Issuer’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of the procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Originator, on behalf of the Depositor, provided us with:
a.Electronic data files (collectively, the “Provided Data Files”):
i.Labeled “3.1.1.1 2024-2 Collateral Data Tape_2024.02.29_v9_External_v2.xlsb” and the corresponding record layout and decode information, as applicable (the “Base Preliminary Data File”), that the Originator, on behalf of the Depositor, indicated contains information as of 29 February 2024 (the “Base Preliminary Cut-Off Date”) relating to a pool of photovoltaic systems installed on residential properties and the related customer agreements (the “Base Preliminary Solar Assets”) that are expected to be representative of the Solar Assets,

a. (continued)

ii.Labeled “3.1.1.2 2024-2 Collateral Data Tape_2024.03.31_v10_External - Adjusted.xlsb” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Originator, on behalf of the Depositor, indicated contains information as of 31 March 2024 (the “Preliminary
Cut-Off Date”) relating to a pool of photovoltaic systems installed on residential properties and the related customer agreements (the “Preliminary Solar Assets”) that are expected to be representative of the Solar Assets and
iii.Labeled “3.1.1.4 2024-2 Collateral Data Tape_2024.03.31_v14_External (EY).xlsb” and the corresponding record layout and decode information, as applicable (the “Data File”), that the Originator, on behalf of the Depositor, indicated contains information as of the Preliminary Cut-Off Date relating to a pool of photovoltaic systems installed on residential properties and the related customer agreements (the “Preliminary Public Solar Assets”) that are expected to be representative of the Solar Assets,
b.Imaged copies of the following items (collectively, the “Source Documents”):
i.The customer lease agreement, power purchase agreement, prepaid benefits agreement, amendment and/or change order thereto or other related documents (collectively and as applicable, the ”Agreement”) and
ii.The work order, amendment and/or change order thereto (collectively and as applicable, the ”Work Order”)
that the Originator, on behalf of the Depositor, indicated relate to each Sample Solar Asset (as defined in Attachment A),
c.A servicing system extraction file labeled “3.1.2.1 Supplemental Sample Query_03.31.2024_v1.xlsb” and the corresponding record layout and decode information, as applicable (the “Supplemental Sample Query”), that the Originator, on behalf of the Depositor, indicated contains information as of the Preliminary Cut-Off Date relating to certain Sample Solar Assets,
d.Certain servicing system extraction files labeled “3.1.2.2 2024-2 Incentives Sample_03.31.2023_v1.xlsx” and the corresponding record layout and decode information, as applicable (collectively, the “Incentives Sample Query,” together with the Source Documents and Supplemental Sample Query, the “Sources”), that the Originator, on behalf of the Depositor, indicated contain information as of the Preliminary Cut-Off Date relating to certain Sample Solar Assets,
e.The list of relevant characteristics (the “Sample Characteristics”) on the Data File, which is shown on Exhibit 1 to Attachment A, and
f.Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedure described in this report, certain information contained on the Data File is the “Subject Matter” as of the date of this report.

The procedure included in Attachment A is limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Provided Data Files, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than the procedure listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Base Preliminary Data File, Sources or any other information provided to us, or that we were instructed to obtain, as applicable, by the Originator, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Base Preliminary Solar Assets, Preliminary Solar Assets, Preliminary Public Solar Assets or Solar Assets, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Originator, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedure described in this report was not performed for the purpose of:
a.Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.Making any findings with respect to:
i.Whether the origination of the Solar Assets conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.The value of the collateral securing the Solar Assets,
iii.Whether the originator(s) of the Solar Assets complied with federal, state or local laws or regulations or
iv.Any other factor or characteristic of the Solar Assets that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

12 July 2024

Attachment A
Procedure performed and our associated findings

1.As instructed by the Originator, on behalf of the Depositor, we randomly selected a sample of 300 Base Preliminary Solar Assets from the Base Preliminary Data File (the “Base Sample Solar Assets”). For the purpose of this procedure, the Originator, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Base Sample Solar Assets or the methodology they instructed us to use to select the Base Sample Solar Assets from the Base Preliminary Data File.

For the purpose of the procedures described in this report, the 300 Base Sample Solar Assets are referred to as Base Sample Solar Asset Numbers 1 through 300.

2.For each solar asset on the Base Preliminary Data File and Preliminary Data File, we compared the System ID, as shown on the Base Preliminary Data File, to the corresponding System ID, as shown on the Preliminary Data File, and noted that:
a.1,990 of the Preliminary Solar Assets included on the Preliminary Data File were not included on the Base Preliminary Data File,
b.535 of the Base Preliminary Solar Assets included on the Base Preliminary Data File were not included on the Preliminary Data File (the “Removed Base Preliminary Solar Assets”) and
c.Eight of the Removed Base Preliminary Solar Assets were Base Sample Solar Assets (the “Removed Base Sample Solar Assets”).

The Removed Base Sample Solar Assets were Base Sample Solar Asset Numbers 62, 136, 210, 212, 213, 217, 276 and 281.

As instructed by the Originator, on behalf of the Depositor, we did not perform any procedures on the 133 Base Sample Solar Assets with a Transaction value of “Private,” as shown on the Preliminary Data File (the “Removed Base Sample Private Solar Assets”).

The Removed Base Sample Private Solar Assets were Base Sample Solar Asset Numbers 1, 2, 4 - 15, 20, 22 - 24, 28, 29, 33, 34, 35, 37, 40 - 45, 49, 51 - 54, 57 - 61, 63 - 68, 70, 71, 73 - 76, 79, 80, 82 - 86, 88, 92, 93, 95, 96, 98, 100, 101, 104, 106, 109, 115, 119, 124, 127, 130, 139, 145, 147, 149 - 152, 154 - 160, 162, 164 - 170, 173, 174, 214, 215, 218, 219, 221, 222, 225, 233, 236, 240, 245, 247, 248, 249, 251, 255, 258, 259, 260, 261, 263 - 267, 272 - 275, 277, 279, 280, 286 and 292.

The remaining 159 Base Sample Solar Assets are hereinafter referred to as the “Base Sample Public Solar Assets”.

Attachment A
3.As instructed by the Originator, on behalf of the Depositor, we randomly selected a sample of 141 Preliminary Solar Assets with a Transaction value of “Public,” as shown on the Preliminary Data File, that were not Base Sample Public Solar Assets from the Preliminary Data File (the “Additional Sample Public Solar Assets,” and together with the Base Sample Public Solar Assets, the “Sample Public Solar Assets”). For the purpose of this procedure, the Originator, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Additional Sample Public Solar Assets or the methodology they instructed us to use to select the Additional Sample Public Solar Assets from the Preliminary Data File.

For the purpose of the procedures described in this report, the Additional Sample Public Solar Assets are referred to as Sample Solar Asset Numbers 301 through 441.

4.For each solar asset on the Preliminary Data File and Data File, we compared the System ID, as shown on the Preliminary Data File, to the corresponding System ID, as shown on the Data File, and noted that:
a.93 of the Preliminary Public Solar Assets included on the Data File were not included on the Preliminary Data File,
b.16,458 of the Preliminary Solar Assets included on the Preliminary Data File were not included on the Data File (the “Removed Preliminary Solar Assets”) and
c.One of the Removed Preliminary Sample Solar Assets was a Sample Public Solar Asset (the “Removed Sample Public Solar Asset”).

The Removed Sample Public Solar Asset is Sample Solar Asset Number 341. The remaining 299 Sample Public Solar Assets included on the Data File are hereinafter referred to as the “Sample Solar Assets.”

5.For each Sample Solar Asset, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located in the Sources, or to the corresponding information we recalculated using information located on the Data File and/or in the Sources, as applicable, subject to the instructions, assumptions and methodologies provided by the Originator, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source(s) that we were instructed by the Originator, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was found to be in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Sources

Sample Characteristic	Data File Field Name	Source(s)	Note(s)
System ID	System ID	Agreement and Supplemental Sample Query	i.
Installation state	State	Agreement
Contract type	Contract Type	Agreement	ii.
Original term (months)	Contract Term (Months)	Agreement
Year 1 monthly payment	Monthly Payment ($)	Agreement	iii.
Year 1 solar rate	Solar Rate ($/kWh)	Agreement	iv.
Annual escalator	Annual Contract Escalator (%)	(a)Agreement or (b)Agreement and recalculation	v., vi.
Year 1 guaranteed production (kWh)	Guaranteed Production (kWh)	Agreement or Supplemental Sample Query	vi., vii., viii.
Partner account	Channel Partner	Agreement or Supplemental Sample Query	viii., ix.
First payment date	First Payment Date	Supplemental Sample Query	vi.
Last payment date	Maturity Date	Agreement, Supplemental Sample Query and recalculation	vi., x.
Number of payments made (months)	Number of Payments Made	Supplemental Sample Query and recalculation	vi., xi.
Remaining contract term (months)	Remaining Term (months)	Agreement and recalculation	xii.
Battery manufacturer	Battery Manufacturer	Agreement	ix., xiii, xiv.
Total battery capacity (kWh)	Total Battery Capacity (kWh)	Supplemental Sample Query	xiv.
System size (kW DC)	System Size (kW)	Work Order or Supplemental Sample Query	viii.
Utility name	Utility	Work Order or Supplemental Sample Query	viii., ix.
Panel manufacturer	Panel manufacturer	Work Order or Supplemental Sample Query	viii., ix.
Inverter manufacturer	Inverter manufacturer	Work Order or Supplemental Sample Query	viii., ix.
SMART eligibility	SMART Eligibility	Incentives Sample Query	xv.
TREC eligibility	TREC Eligibility	Incentives Sample Query	xv.
Year 1 performance production (kWh)	Expected Year 1 Production (kWh)	Supplemental Sample Query
FICO score	FICO	Supplemental Sample Query	vi.
In-Service date	In-Service Date	Supplemental Sample Query	vi.
Inverter type	Inverter Type	Supplemental Sample Query
Payment type (ACH)	Payment Type	Supplemental Sample Query
CT PBI rate	CT PBI Rate	Incentives Sample Query	vi.

Exhibit 1 to Attachment A

CT PBI term (months)	CT PBI Term (Months)	Incentives Sample Query	vi.
Billing type	Billing Type	Agreement	xvi.

Exhibit 1 to Attachment A

Notes:

i.For identification purposes only.

ii.For the purpose of comparing the contract type Sample Characteristic for each Sample Solar Asset, the Originator, on behalf of the Depositor, instructed us to note agreement if the contract type value, as shown on the Data File, agreed with the corresponding contract type value, as shown in the Agreement, in accordance with the decode table shown below, subject to the additional instruction(s) described in the succeeding paragraph(s) of this note:

Data File Value	Agreement Value
Lease	Lease, Sunnova Easy Save, Easy PlanTM Equipment Lease, Solar Benefits Agreement, LeasePlus New Home Solar Plan, LeasePlus or LeasePlus Solar Program
Lease Storage	SunSafeTM Easy Save, Sunnova SunSafeTM Easy Save, SunSafeTM Lease, Sunnova SunSafe® Servicio de Energía Solar + Baterías de Almacenamiento or Sunnova SunSafeTM Solar + Battery Storage Service
PPA	PPA, Sunnova Easy Save Monthly or Variable Billing Easy PlanTM PPA
PPA-EZ	Plan EZ Pay PPA, EZ Pay PPA Plan, Balanced Billing Easy PlanTM PPA or Sunnova Easy Save Simple
Variable PPA	Solar 20/20 Plan Agreement with variable billing

For the purpose of comparing the contract type Sample Characteristic for each Sample Solar Asset, the Originator, on behalf of the Depositor, instructed us to ignore differences that appeared to be due to abbreviations, truncations or spelling errors.

iii.For the purpose of comparing the year 1 monthly payment Sample Characteristic for each Sample Solar Asset (except for the Sample Solar Assets described in the succeeding paragraph(s) of this note), the Originator, on behalf of the Depositor, instructed us to use the year 1 monthly payment if paid by ACH, as shown in the Agreement.

The Originator, on behalf of the Depositor, instructed us not to compare the year 1 monthly payment Sample Characteristic for Sample Solar Assets with a contract type of “PPA,” “PPA-EZ” or “Variable PPA,” as shown on the Data File (each, a “Sample PPA Solar Asset”).

Exhibit 1 to Attachment A

Notes: (continued)

iv.For the purpose of comparing the year 1 solar rate Sample Characteristic for each Sample PPA Solar Asset (except for the Sample Solar Assets described in the succeeding paragraph(s) of this note), the Originator, on behalf of the Depositor, instructed us to use the first year solar rate if paid by ACH, as shown in the Agreement (and in accordance with the instructions described in the succeeding paragraph(s) of this note).

For the purpose of comparing the year 1 solar rate Sample Characteristic for each Sample PPA Solar Asset, the Originator, on behalf of the Depositor, instructed us to ignore differences of +/- $0.01 or less (and in accordance with any other applicable note(s)).

The Originator, on behalf of the Depositor, instructed us not to compare the year 1 solar rate Sample Characteristic for Sample Solar Assets with a contract type of “Variable PPA,” “Lease” or “Lease Storage,” as shown on the Data File.

v.For the purpose of comparing the annual escalator Sample Characteristic for each Sample Solar Asset, the Originator, on behalf of the Depositor, instructed us to:
a.Use the Agreement as the Source for each Sample PPA Solar Asset and
b.Recalculate the annual escalator for each Sample Lease Solar Asset with a contract type of “Lease” or “Lease Storage,” as shown on the Data File (each, a “Sample Lease Solar Asset”) by:
a.Subtracting the:
(1)Year 1 monthly payment if paid by ACH from
(2)Year 2 monthly payment if paid by ACH,
both as shown in the Agreement,
b.Dividing the result obtained above by the year 1 monthly payment if paid by ACH, as shown in the Agreement,
c.Multiplying the result obtained above by 100 and
d.Rounding the result obtained above to the first decimal place (XX.X).

vi.The Originator, on behalf of the Depositor, instructed us not to compare the indicated Sample Characteristics for Sample Solar Assets with a corresponding value of “NA,” “—” or “0,” as shown for such Sample Characteristic on the Data File.

vii.For the purpose of comparing the year 1 guaranteed production (kWh) Sample Characteristic for each Sample Lease Solar Asset, the Originator, on behalf of the Depositor, instructed us to ignore differences of +/- 1.00 kWh or less (and in accordance with any other applicable note(s)).

Exhibit 1 to Attachment A

Notes: (continued)

viii.For the purpose of comparing the indicated Sample Characteristics for each Sample Solar Asset, the Originator, on behalf of the Depositor, instructed us to use the Supplemental Sample Query as the Source if the information, as shown in the Agreement or Work Order, as applicable, is different than the corresponding information, as shown on the Data File (and in accordance with any other applicable note(s)).

ix.For the purpose of comparing the indicated Sample Characteristics for each Sample Solar Asset, the Originator, on behalf of the Depositor, instructed us to ignore differences that appear to be due to abbreviations, truncations or spelling errors (and in accordance with any other applicable note(s)).

x.For the purpose of comparing the last payment date Sample Characteristic for each Sample Solar Asset, the Originator, on behalf of the Depositor, instructed us to recalculate the last payment date by adding the:
a.Number of months represented by the result of subtracting:
(1)One from the
(2)The original term (months), as shown in the Agreement,
to
b.First payment date, as shown on the Supplemental Sample Query
(and in accordance with any other applicable note(s)).

xi.For the purpose of comparing the number of payments made (months) Sample Characteristic for each Sample Solar Asset, the Originator, on behalf of the Depositor, instructed us to recalculate the number of payments made (months) by:
a.Calculating the difference in days using the YEARFRAC function (assuming an “actual/actual” day count basis) in Microsoft Excel between:
(1)The earlier of the:
(i)End of the month prior to the first payment date, as shown on the Supplemental Sample Query, and
(ii)Preliminary Cut-Off Date and
(2)Preliminary Cut-Off Date,
b.Multiplying the result obtained above by 12 and
c.Rounding the result obtained above to the nearest integer.
(and in accordance with any other applicable note(s)).

xii.For the purpose of comparing the remaining contract term (months) Sample Characteristic for each Sample Solar Asset, the Originator, on behalf of the Depositor, instructed us to recalculate the remaining contract term (months) by subtracting the:
a.Number of payments made, as shown on the Data File, from
b.Original term (months), as shown in the Agreement.

Exhibit 1 to Attachment A

Notes: (continued)

xiii.For the purpose of comparing the battery manufacturer Sample Characteristic for each Sample Solar Asset , the Originator, on behalf of the Depositor, instructed us to use the Agreement as the Source.

xiv.The Originator, on behalf of the Depositor, instructed us not to compare the indicated Sample Characteristics for Sample Solar Assets with a contract type of “Lease,” “PPA,” “PPA-EZ” or “Variable PPA,” as shown on the Data File.

xv.For the purpose of comparing the indicated Sample Characteristics for each Sample Solar Asset, the Originator, on behalf of the Depositor, instructed us to note agreement with a:
a.Value of “1,” as shown on the Data File, if the corresponding Sample Solar Asset was included on the Incentives Sample Query and
b.Value of “-,” as shown on the Data File, if the corresponding Sample Solar Asset was not included on the Incentives Sample Query.

xvi.For the purpose of comparing the billing type Sample Characteristic for each Sample Lease Solar Asset, the Originator, on behalf of the Depositor, instructed us to note agreement with a billing type value of “fixed,” as shown on the Data File.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Originator, on behalf of the Depositor, described in the notes above.

Exhibit 2 to Attachment A
Sample Characteristic Differences

Sample Solar Asset Number	Sample Characteristic	Data File Value	Source Value

47	Contract type	PPA	PPA-EZ
	Billing type	Variable	Fixed

393	Battery manufacturer	Tesla	Enphase Energy Inc.

418	Year 1 solar rate	$0.26	$0.00

424	Contract type	PPA-EZ	PPA
	Billing type	Fixed	Variable